Principal Funds, Inc.
Supplement dated September 28, 2023
to the Prospectus dated March 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GOVERNMENT MONEY MARKET FUND
Effective October 2, 2023, in the Principal Risks section, delete the first paragraph and replace with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

SUMMARY FOR MONEY MARKET FUND
Effective October 2, 2023, in the Principal Risks section, delete the first paragraph and replace with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

PRICING OF FUND SHARES
Effective October 2, 2023, delete the fourth paragraph and replace with the following:
For all Funds, except the Government Money Market and Money Market Funds, the share price is calculated by:
•    taking the current market value of the total assets of the Fund,
•    subtracting liabilities of the Fund,
•    dividing the remainder proportionately into the classes of the Fund,
•    subtracting the liability of each class, and
•    dividing the remainder by the total number of shares outstanding for that class.

REDEMPTION OF FUND SHARES
Effective October 2, 2023, in the Money Market Fund section, delete the first six paragraphs and replace with the following:
Liquidity Fees on Redemptions. As a retail money market fund, the Money Market Fund has adopted policies and procedures regarding the imposition of liquidity fees on redemptions. The imposition of liquidity fees affects checkwriting and exchanges into the Money Market Fund.
Imposition. If the Money Market Fund’s Board determines that a liquidity fee is in the best interests of the Fund, the Fund must institute a liquidity fee (not to exceed 2% of the value of the shares redeemed). This discretionary liquidity fee will be applied to all shares for which redemption requests are submitted.
Duration. A discretionary liquidity fee will commence if the Board determines to impose it (as early as the same day the Board makes the determination) and will remain in place until the Board determines that imposing the discretionary liquidity fee is no longer in the best interests of the Money Market Fund.
Investor Communications. The Money Market Fund will communicate the imposition or lifting of a liquidity fee in various ways, including:
•filing a prospectus supplement,
•filing Form N-CR, and/or
•posting information on its website.
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